UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 27, 2021

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34192	94-2896096
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification No.)

160 Rio Robles , San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	MXIM	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 27, 2021, Maxim Integrated Products, Inc. (the "Company") announced via press release the Company's preliminary financial results for the fourth quarter of fiscal year 2021. A copy of the Company's press release is attached hereto as Exhibit 99.1.

The information in this Current Report and attached Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and such information shall not be deemed to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit	Description
99.1	Press release dated July 27, 2021, announcing the Company's preliminary financial results for the fourth quarter of fiscal year 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: 7/27/2021

MAXIM INTEGRATED PRODUCTS, INC.

By:/s/ Brian C. White
Brian C. White
Senior Vice President, Chief Financial Officer